UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024

Jackson Acquisition Company II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42432	98-1810786
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Northwinds Parkway Alpharetta, GA	30009
(Address of Principal Executive Offices)	(Zip Code)

(770) 643-5605

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right to acquire one-tenth (1/10) of one Class A ordinary share	JACS.U	New York Stock Exchange LLC
Class A ordinary share, par value $0.0001 per share	JACS	New York Stock Exchange LLC
Rights, each right to acquire one-tenth (1/10) of one Class A ordinary share	JACS.R	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 11, 2024, Jackson Acquisition Company II (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). In connection with the closing, the underwriter fully exercised its over-allotment option to purchase 3,000,000 additional Units (the “OA Option”) for an aggregate of 23,000,000 Units sold. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one right to acquire one-tenth (1/10) of one Class A ordinary share (the “Rights”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-282393) (the “Registration Statement”):

●	an Underwriting Agreement, dated December 9, 2024 (the “Underwriting Agreement”), between the Company and Roth Capital Partners, LLC, as representative of the underwriters named therein (the “Underwriters”), attached hereto as Exhibit 1.1 and incorporated herein by reference;

●	a Business Combination Marketing Agreement, dated December 9, 2024 (the “Business Combination Marketing Agreement”), between the Company and Roth Capital Partners, LLC, attached hereto as Exhibit 1.2 and incorporated herein by reference;

●	Amended and Restated Memorandum and Articles of Association of the Company, attached hereto as Exhibit 3.1 and incorporated herein by reference;

●	a Rights Agreement, dated December 9, 2024, between the Company and Continental Stock Transfer & Trust Company, as rights agent, attached hereto as Exhibit 4.1 and incorporated by reference herein;

●	a Letter Agreement, dated December 9, 2024, among the Company, its officers and directors, RJ Healthcare SPAC II, LLC (the “Sponsor”) and Roth Capital Partners, LLC attached hereto as Exhibit 10.1 and incorporated herein by reference;

●	an Investment Management Trust Agreement, dated December 9, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2 and incorporated herein by reference;

●	a Registration Rights Agreement, dated December 9, 2024, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3 and incorporated herein by reference;

●	a Private Placement Unit Purchase Agreement, dated December 9, 2024, between the Company and the Sponsor (the “Sponsor Private Placement Unit Purchase Agreement”), attached hereto as Exhibit 10.4 and incorporated herein by reference;

●	a Private Placement Unit Purchase Agreement, dated December 9, 2024, between the Company and Roth Capital Partners, LLC (the “Underwriter Private Placement Unit Purchase Agreement”), attached hereto as Exhibit 10.5 and incorporated herein by reference;

●	an Administrative Services Agreement, dated December 9, 2024, between the Company and the Sponsor, attached hereto as Exhibit 10.6 and incorporated herein by reference;

●	an Indemnity Agreement, dated December 9, 2024, between the Company and Richard L. Jackson attached hereto as Exhibit 10.7 and incorporated herein by reference;

●	an Indemnity Agreement, dated December 9, 2024, between the Company and David Lawrence, attached hereto as Exhibit 10.8 and incorporated herein by reference;

●	an Indemnity Agreement, dated December 9, 2024, between the Company and Brian A. McCarthy, attached hereto as Exhibit 10.9 and incorporated herein by reference;

●	an Indemnity Agreement, dated December 9, 2024, between the Company and J. Nicholas Ayers, attached hereto as Exhibit 10.10 and incorporated herein by reference;

●	an Indemnity Agreement, dated December 9, 2024, between the Company and Stephan S. Rodgers, attached hereto as Exhibit 10.11 and incorporated herein by reference; and

●	an Indemnity Agreement, dated December 9, 2024, between the Company and Paul G. Gabos, attached hereto as Exhibit 10.12 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Unit Purchase Agreement and the Underwriter Private Placement Unit Purchase Agreement, the Company completed the private sale of an aggregate of 840,000 private placement units (the “Private Placement Units”) to the Sponsor and Roth Capital Partners, LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of approximately $8,400,000. The Private Placement Units are identical to the Units sold in the IPO and OA Option, subject to certain limited exceptions, and will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2024, in connection with the IPO, Brian A. McCarthy, J. Nicholas Ayers, Stephan S. Rodgers and Paul G. Gabos (together with Richard L. Jackson, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective December 9, 2024, each of Paul Gabos, Stephan Rodgers and Brian McCarthy was also appointed to the audit committee of the Board, with Paul Gabos serving as the chair of the audit committee. Effective December 9, 2024, each of Stephan Rodgers, Brian McCarthy and Nicholas Ayers was also appointed to the compensation committee of the Board, with Stephan Rodgers serving as the chair of the compensation committee. Effective December 9, 2024, each of Brian McCarthy, Paul Gabos and Stephan Rodgers was also appointed to the nominating and corporate governance committee of the Board, with Brian McCarthy serving as the chair of the nominating and corporate governance committee.

Each of our Directors will hold office for a three-year term.

The Company has entered into indemnity agreements with the Directors, Chief Executive Officer, and Chief Financial Officer, each dated December 9, 2024. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2024, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $232,300,000, comprised of $225,361,000 of the net proceeds from the IPO and $6,939,000 of the net proceeds from the sale of the Private Placement Units, were placed into a segregated trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us for permitted withdrawals, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) our completion of an initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of our public shares if we have not completed an initial business combination within 24 months, from the closing of the IPO, subject to applicable law.

On December 9, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, which occurred on December 9, 2024. On December 11, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated December 9, 2024, between the Company and Roth Capital Partners, LLC, as representative of the underwriters named therein.
1.2	Business Combination Marketing Agreement, dated December 9, 2024, between the Company and Roth Capital Partners, LLC
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Rights Agreement, dated December 9, 2024, between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated December 9, 2024, among the Company, its officers and directors, the Sponsor and Roth Capital Partners, LLC.
10.2	Investment Management Trust Agreement, dated December 9, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated December 9, 2024, among the Company, the Sponsor, Roth Capital Partners, LLC and certain security holders named therein.
10.4	Private Placement Unit Purchase Agreement, dated December 9, 2024, between the Company and the Sponsor.
10.5	Private Placement Unit Purchase Agreement, dated December 9, 2024, between the Company and Roth Capital Partners, LLC.
10.6	Administrative Services Agreement, dated December 9, 2024, between the Company and the Sponsor.
10.7	Indemnity Agreement, dated December 9, 2024, between the Company and Richard L. Jackson.
10.8	Indemnity Agreement, dated December 9, 2024, between the Company and David Lawrence.
10.9	Indemnity Agreement, dated December 9, 2024, between the Company and Brian A. McCarthy.
10.10	Indemnity Agreement, dated December 9, 2024, between the Company and J. Nicholas Ayers.
10.11	Indemnity Agreement, dated December 9, 2024, between the Company and Stephan S. Rodgers.
10.12	Indemnity Agreement, dated December 9, 2024, between the Company and Paul G. Gabos.
99.1	Press Release dated December 9, 2024
99.2	Press Release dated December 11, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jackson Acquisition Company II

Date: December 11, 2024	By:	/s/ Richard L. Jackson
	Name:	Richard L. Jackson
	Title:	Chief Executive Officer

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